As filed with the Securities and Exchange Commission on March 15, 2012

Registration Nos. 333-173928, 333-173928-01 and 333-173928-02

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

FORD CREDIT AUTO LEASE TWO LLC

(Depositor for the Trusts described herein)

CAB EAST LLC	CAB WEST LLC
(Issuer with respect to the Exchange Note described herein)	(Issuer with respect to the Exchange Note described herein)

(Exact names of Co-Registrants as specified in their charters)

Delaware	Ford Credit Auto Lease Two LLC 13-4347114 CAB East LLC 38-3670462 CAB West LLC 38-3670460
(State or other jurisdiction of incorporation or
organization)	(I.R.S. Employer Identification Number)

One American Road

Dearborn, Michigan 48126

(313) 322-3000

(Address of co-registrants’ principal executive offices)

SUSAN J. THOMAS
Ford Motor Credit Company LLC
One American Road
Dearborn, Michigan 48126
(313) 594-9876

(Name and Address of Agent for Service)

Copy to:

JOSEPH P. TOPOLSKI
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
(212) 940-6312

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this Registration Statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒  Registration Statement Nos. 333-173928, 333-173928-01 and 333-173928-02

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (this “Amendment”) is being submitted on behalf of Ford Credit Auto Lease Two LLC, CAB East LLC and CAB West LLC (together, the “Co-Registrants”) to amend the Co-Registrants’ registration statement filed on May 4, 2011 (Commission File Nos. 333-173928, 333-173928-01 and 333-173928-02).  The purpose of this Amendment is to add to the registration statement the limited liability company agreements and certificates of formation of the Co-Registrants, attached as Exhibit 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant Ford Credit Auto Lease Two LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized officer, in the City of Dearborn, State of Michigan on March 15, 2012.

FORD CREDIT AUTO LEASE TWO LLC
(Registrant)

By:	/s/ SCOTT D. KROHN*
(Scott D. Krohn,
Chairman of the Board of Managers
of Ford Credit Auto Lease Two LLC)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following managers of FORD CREDIT AUTO LEASE TWO LLC in the capacities and on the date indicated.

	Signature	Title	Date

	/s/ Scott D. Krohn*	Chairman of the Board of Managers	March 15, 2012
	(Scott D. Krohn)	and President
(principal executive officer)

	/s/ Michael L. Seneski*	Chief Financial Officer	March 15, 2012
	(Michael L. Seneski )	and Treasurer
(principal financial officer)

	/s/ Jane l. Carnarvon*	Manager and Controller	March 15, 2012
	(Jane L. Carnarvon)	(principal accounting officer)

	/s/ Susan J. Thomas	Manager and Secretary	March 15, 2012
(Susan J. Thomas)

*By:	/s/ Susan J. Thomas
(Susan J. Thomas,
Attorney in Fact)

* Susan J. Thomas has signed this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Scott D. Krohn, Michael L. Seneski and Jane L. Carnarvon pursuant to the authority granted to her by the Powers of Attorney filed on May 4, 2011 as Exhibit 24.1 in connection with the Registration Statement (Commission File Nos. 333-173928, 333-173928-01 and 333-173928-02).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant CAB East LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized officer, in the City of Dearborn, State of Michigan on March 15, 2012.

CAB EAST LLC
(Registrant)

By:	/s/ SCOTT D. KROHN*
(Scott D. Krohn,
Chairman of the Board of Managers
of CAB East LLC)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following managers of CAB EAST LLC in the capacities and on the date indicated.

	Signature	Title	Date

	/s/ Scott D. Krohn*	Chairman of the Board of Managers	March 15, 2012
	(Scott D. Krohn)	and President
(principal executive officer)

	/s/ Michael L. Seneski*	Chief Financial Officer	March 15, 2012
	(Michael L. Seneski )	and Treasurer
(principal financial officer)

	/s/ Jane l. Carnarvon*	Manager and Controller	March 15, 2012
	(Jane L. Carnarvon)	(principal accounting officer)

	/s/ Susan J. Thomas	Manager and Secretary	March 15, 2012
(Susan J. Thomas)

*By:	/s/ Susan J. Thomas
(Susan J. Thomas,
Attorney in Fact)

* Susan J. Thomas has signed this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Scott D. Krohn, Michael L. Seneski and Jane L. Carnarvon pursuant to the authority granted to her by the Powers of Attorney filed on May 4, 2011 as Exhibit 24.2 in connection with the Registration Statement (Commission File Nos. 333-173928, 333-173928-01 and 333-173928-02).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant CAB West LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized officer, in the City of Dearborn, State of Michigan on March 15, 2012.

CAB WEST LLC
(Registrant)

By:	/s/ SCOTT D. KROHN*
(Scott D. Krohn,
Chairman of the Board of Managers
of CAB West LLC)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following managers of CAB WEST LLC in the capacities and on the date indicated.

	Signature	Title	Date

	/s/ Scott D. Krohn*	Chairman of the Board of Managers	March 15, 2012
	(Scott D. Krohn)	and President
(principal executive officer)

	/s/ Michael L. Seneski*	Chief Financial Officer	March 15, 2012
	(Michael L. Seneski )	and Treasurer
(principal financial officer)

	/s/ Jane l. Carnarvon*	Manager and Controller	March 15, 2012
	(Jane L. Carnarvon)	(principal accounting officer)

	/s/ Susan J. Thomas	Manager and Secretary	March 15, 2012
(Susan J. Thomas)

*By:	/s/ Susan J. Thomas
(Susan J. Thomas,
Attorney in Fact)

* Susan J. Thomas has signed this Post-Effective Amendment No. 1 to the Registration Statement on behalf of Scott D. Krohn, Michael L. Seneski and Jane L. Carnarvon pursuant to the authority granted to her by the Powers of Attorney filed on May 4, 2011 as Exhibit 24.3 in connection with the Registration Statement (Commission File Nos. 333-173928, 333-173928-01 and 333-173928-02).

EXHIBIT INDEX

Exhibits		Description
	3.1	— Certificate of Formation of Ford Credit Auto Lease Two LLC*
	3.2	— Amended and Restated Limited Liability Company Agreement of Ford Credit Auto Lease Two LLC*
	3.3	— Amended and Restated Certificate of Formation of CAB East LLC*
	3.4	— Amended and Restated Limited Liability Company Agreement of CAB East LLC*
	3.5	— Amended and Restated Certificate of Formation of CAB West LLC*
	3.6	— Amended and Restated Limited Liability Company Agreement of CAB West LLC*

*	Filed herewith.